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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  April 18, 2000


                         SKINVISIBLE, INC.
                    ---------------------------
        (Exact name of registrant as specified in its charter)


NEVADA                                                 88-0344219
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                Identification No.)

6320 South Sandhill Road, Suite 10
Las Vegas, Nevada                                           89120
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

Registrants telephone number, including area code    702-433-7154
                                                     ------------

Commission File Number: 333-32956


----------------------------------------               ----------
(Former name or former address,                        (Zip Code)
if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On April 18, 2000, the following director resigned his position with the Company:

Director/Officer        Position held            Date of Resignation
----------------        -------------            -------------------
Jerry M. Hodge          Director                      April 18, 2000


Resignation of Jerry M. Hodge as Director of the Company

The Company received the resignation of Mr. Jerry M. Hodge as a director on May 2, 2000 via a letter dated April 18, 2000. Mr.
Hodge provided the letter attached as Exhibit 1 as an explanation for the reasons behind his resignation in that capacity.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No cash was exchanged in this transaction; nor will it.

The most recent financial information for the Company can be found in its Form 10-KSB/A filed on April 6, 2000. Such information is incorporated by reference herein.

Exhibit Number      	Description

1.	Resignation Letter of Jerry M. Hodge dated April
18, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

     None

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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SKINVISIBLE, INC.


/s/ Terry Howlett
------------------------
Terry Howlett, President

Date:    May 3, 2000



























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